[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report

September 30, 2001

CMA Government
Securities Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2001, CMA Government Securities Fund paid shareholders a net annualized dividend of 3.44%.* The Fund's 7-day yield as of September 30, 2001 was 2.48%.

The average portfolio maturity for CMA Government Fund at September 30, 2001 was 74 days, compared to 25 days at March 31, 2001.

The Environment

Since the first quarter of 2001, economic activity has slowed dramatically with the manufacturing sector appearing to slide into a recession. Business capital expenditures have fallen to extremely low levels with the build-up of excess capacity. Consumer activity kept gross domestic product growth barely positive, but rising debt service burdens could begin to exert more pressure on spending. The inability of corporate earnings to meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

Concerned by the swiftness in the falloff of economic activity early in the period, the Federal Reserve Board surprised investors with a 50 basis point (0.50%) reduction in interest rates on April 18, 2001. The move stabilized the markets, but economic conditions failed to improve. The Federal Reserve Board continued to lower interest rates an additional 50 basis points in May and another 25 basis points in both June and August 2001, bringing the Federal Funds rate to 3.5%. Recent tragic events prompted the Federal Reserve Board to lower interest rates by 50 basis points on September 17 and again on October 2. The last time the Federal Funds rate was below 4% was in 1994. The Federal Reserve Board has maintained its bias to ease monetary policy, seeing further risks ahead for the economy.

Portfolio Strategy

During the six-month period ended September 30, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we extended the Fund's average life to the 70-day--80-day range. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years. Recently, changes to the Treasury's financing schedule allowed us to utilize the newly issued four-week Treasury bill as an attractive alternative to longer-term repurchase agreements. This, in turn, inverted the front end of the yield curve, giving us little incentive to increase our interest rate exposure at these levels. Going forward, while we remain constructive, we have become more cautious about interest rate risk at current low yields and have reduced our average life to the high 60-day area. We anticipate that if confidence in the financial markets is restored, the Federal Reserve Board may be nearing the end of its easing cycle.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In Conclusion

We thank you for your continued investment in CMA Government Securities Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ John Ng

John Ng
Vice President and Portfolio Manager

October 11, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

CMA GOVERNMENT SECURITIES FUND
PROXY RESULTS

During the six-month period ended September 30, 2001, CMA Government Securities Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Withheld
                                                                                     For           From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board                Terry K. Glenn                      1,900,420,823      18,276,346
   of Trustees:                             Ronald W. Forbes                    1,902,069,473      16,627,696
                                            Cynthia A. Montgomery               1,902,028,035      16,669,134
                                            Charles C. Reilly                   1,900,525,626      18,171,543
                                            Kevin A. Ryan                       1,900,662,606      18,034,563
                                            Roscoe S. Suddarth                  1,902,043,626      16,653,543
                                            Richard R. West                     1,902,254,447      16,442,722
                                            Edward D. Zinbarg                   1,900,139,424      18,557,745
----------------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted    Shares Voted    Shares Voted
                                                                               For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------
2. To approve to convert the Fund to a "master/feeder" structure.         1,774,317,933    65,022,551      79,356,685
----------------------------------------------------------------------------------------------------------------------
3. To approve to divide the Fund's shares into additional classes.        1,766,052,449    71,404,009      81,240,711
----------------------------------------------------------------------------------------------------------------------
4. To change the Fund's investment restrictions.                            Adjourned       Adjourned       Adjourned
----------------------------------------------------------------------------------------------------------------------

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                  (IN THOUSANDS)

                          Face         Interest        Maturity
Issue                    Amount          Rate            Date             Value
--------------------------------------------------------------------------------
                       US Government Obligations*--37.4%
--------------------------------------------------------------------------------
US Treasury             $ 50,000         3.415%        10/04/2001       $ 49,972
Bills                     43,100         2.05          10/18/2001         43,051
                          23,000         2.05          11/23/2001         22,930
                          53,000         2.59          12/20/2001         52,725
--------------------------------------------------------------------------------
US Treasury               87,000         6.25          10/31/2001         87,202
Notes                    136,000         5.875         11/30/2001        136,722
                          28,000         6.125         12/31/2001         28,248
                          50,000         6.375          1/31/2002         50,641
                           5,000         6.50           5/31/2002          5,132
                          43,750         6.625          5/31/2002         44,944
                           9,000         6.00           7/31/2002          9,259
                          40,000         6.25           7/31/2002         41,235
                          39,000         6.375          8/15/2002         40,302
                          19,500         6.00           9/30/2002         20,169
                          37,000         5.75          10/31/2002         38,259
                          44,500         5.125         12/31/2002         45,874
                          40,000         5.50           1/31/2003         41,497
                           9,500         4.625          2/28/2003          9,758
                          15,050         4.25           3/31/2003         15,394
                           4,500         3.625          8/31/2003          4,566
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$783,445) ................................................        787,880
--------------------------------------------------------------------------------
 Face
Amount                      Issue                                         Value
--------------------------------------------------------------------------------
                         Repurchase Agreements**--62.0%
--------------------------------------------------------------------------------
$102,000      Credit Suisse First Boston Corp.,
              purchased on 9/24/2001 to yield
              2.80% to 10/01/2001................................        102,000
--------------------------------------------------------------------------------
 102,000      Deutsche Bank Securities Inc.,
              purchased on 9/25/2001 to yield
              3% to 10/02/2001...................................        102,000
--------------------------------------------------------------------------------
 100,000      Fuji Securities Inc., purchased on
              9/28/2001 to yield 3.25% to
              10/01/2001.........................................        100,000
--------------------------------------------------------------------------------
 100,000      Goldman Sachs & Company,
              purchased on 9/04/2001 to yield
              3.43% to 10/04/2001................................        100,000
--------------------------------------------------------------------------------
  93,101      Greenwich Capital Markets, Inc.,
              purchased on 9/28/2001 to yield
              3.25% to 10/01/2001................................         93,101
--------------------------------------------------------------------------------
  94,000      HSBC Securities (USA) Inc.,
              purchased on 9/28/2001 to yield
              3.25% to 10/01/2001................................         94,000
--------------------------------------------------------------------------------
 102,000      J.P. Morgan Securities Inc., purchased on
              9/24/2001 to yield 3% to 10/01/2001................        102,000
--------------------------------------------------------------------------------
 102,000      Lehman Brothers Inc., purchased
              on 9/24/2001 to yield 2.90% to
              10/01/2001.........................................        102,000
--------------------------------------------------------------------------------
 102,000      Merrill Lynch Government Securities
              Inc., purchased on 9/26/2001 to yield
              3% to 10/03/2001...................................        102,000
--------------------------------------------------------------------------------
 102,000      Nomura Securities International, Inc.,
              purchased on 9/25/2001 to yield 3.03%
              to 10/02/2001......................................        102,000
--------------------------------------------------------------------------------
 102,000      SG Cowen Securities Corp., purchased
              on 9/27/2001 to yield 3% to
              10/04/2001.........................................        102,000
--------------------------------------------------------------------------------
 102,000      Salomon Smith Barney Inc., purchased
              on 9/25/2001 to yield 3.10% to
              10/02/2001.........................................        102,000
--------------------------------------------------------------------------------
 100,000      UBS Warburg LLC, purchased on
              9/24/2001 to yield 2.95% to
              10/01/2001.........................................        100,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,303,101)...............................................      1,303,101
--------------------------------------------------------------------------------
Total Investments
(Cost--$2,086,546)--99.4%........................................      2,090,981

Other Assets Less Liabilities--0.6%..............................         12,340
                                                                      ----------

Net Assets--100.0%...............................................     $2,103,321
                                                                      ==========
================================================================================

 * US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001

Assets:
Investments, at value (identified cost--$2,086,545,790)+ .................                    $2,090,980,856
Cash .....................................................................                               209
Interest receivable ......................................................                        10,824,689
Prepaid registration fees and other assets ...............................                         2,866,420
                                                                                              --------------
Total assets .............................................................                     2,104,672,174
                                                                                              --------------

Liabilities:
Payables:
  Investment adviser .....................................................      $669,080
  Distributor ............................................................       567,748           1,236,828
                                                                                --------
Accrued expenses and other liabilities ...................................                           113,892
                                                                                              --------------
Total liabilities ........................................................                         1,350,720
                                                                                              --------------
Net Assets ...............................................................                    $2,103,321,454
                                                                                              ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ........................................................                    $  209,888,639
Paid-in capital in excess of par .........................................                     1,888,997,749
Unrealized appreciation on investments--net ..............................                         4,435,066
                                                                                              --------------
Net Assets--Equivalent to $1.00 per share based on 2,098,886,388 shares of
beneficial interest outstanding ..........................................                    $2,103,321,454
                                                                                              ==============

+ Cost for Federal income tax purposes was $2,086,545,790. As of September 30, 2001, net unrealized appreciation for Federal income tax purposes amounted to $4,435,066, all of which related to appreciated securities.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Interest and amortization of premium and discount earned .....                      $41,246,446
Expenses:
Investment advisory fees .....................................      $4,249,721
Distribution fees ............................................       1,265,708
Accounting services ..........................................         150,634
Transfer agent fees ..........................................          95,107
Registration fees ............................................          78,565
Custodian fees ...............................................          66,732
Professional fees ............................................          35,043
Trustees' fees and expenses ..................................          21,214
Printing and shareholder reports .............................          17,631
Pricing fees .................................................           2,354
Other ........................................................          14,925
                                                                    ----------
Total expenses ...............................................                        5,997,634
                                                                                    -----------
Investment income--net .......................................                       35,248,812
Realized Gain on Investments--Net ............................                          503,613
Change in Unrealized Appreciation on Investments--Net ........                        3,720,854
                                                                                    -----------
Net Increase in Net Assets Resulting from Operations .........                      $39,473,279
                                                                                    ===========

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Six             For the
                                                                            Months Ended            Year Ended
                                                                            September 30,            March 31,
Increase (Decrease) in Net Assets:                                               2001                  2001
----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................      $    35,248,812       $   135,082,818
Realized gain on investments--net ...................................              503,613                96,411
Change in unrealized appreciation/depreciation on investments--net ..            3,720,854             2,352,323
                                                                           ---------------       ---------------
Net increase in net assets resulting from operations ................           39,473,279           137,531,552
                                                                           ---------------       ---------------
Dividends & Distributions to Shareholders:
Investment income--net ..............................................          (35,248,812)         (135,082,818)
Realized gain on investments--net ...................................             (503,613)              (96,411)
                                                                           ---------------       ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders .....................................................          (35,752,425)         (135,179,229)
                                                                           ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ....................................        3,547,649,997         7,404,063,239
Value of shares issued to shareholders in reinvestment of
dividends and distributions .........................................           35,690,382           134,959,441
                                                                           ---------------       ---------------
                                                                             3,583,340,379         7,539,022,680
Cost of shares redeemed .............................................       (3,506,644,009)       (8,807,043,484)
                                                                           ---------------       ---------------
Net increase (decrease) in net assets derived from beneficial
interest transactions ...............................................           76,696,370        (1,268,020,804)
                                                                           ---------------       ---------------
Net Assets:
Total increase (decrease) in net assets .............................           80,417,224        (1,265,668,481)
Beginning of period .................................................        2,022,904,230         3,288,572,711
                                                                           ---------------       ---------------
End of period .......................................................      $ 2,103,321,454       $ 2,022,904,230
                                                                           ===============       ===============

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information           For the Six
provided in the financial statements.        Months Ended                          For the Year Ended March 31,
                                             September 30,       ----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:          2001               2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ...      $     1.00         $     1.00        $     1.00        $     1.00        $     1.00
                                              ----------         ----------        ----------        ----------        ----------
Investment income--net .................           .0177              .0511             .0462             .0468             .0501
Realized and unrealized gain (loss) on
investments--net .......................           .0022              .0009            (.0006)            .0002             .0007
                                              ----------         ----------        ----------        ----------        ----------
Total from investment operations .......           .0199              .0520             .0456             .0470             .0508
                                              ----------         ----------        ----------        ----------        ----------
Less dividends and distributions:
  Investment income--net ...............          (.0177)            (.0511)           (.0462)           (.0468)           (.0501)
  Realized gain on investments--net ....          (.0003)                --+               --+           (.0001)           (.0001)
                                              ----------         ----------        ----------        ----------        ----------
Total dividends and distributions ......          (.0180)            (.0511)           (.0462)           (.0469)           (.0502)
                                              ----------         ----------        ----------        ----------        ----------
Net asset value, end of period .........      $     1.00         $     1.00        $     1.00        $     1.00        $     1.00
                                              ==========         ==========        ==========        ==========        ==========
Total Investment Return ................           3.44%*             5.67%             4.71%             4.81%             5.15%
                                              ==========         ==========        ==========        ==========        ==========
Ratios to Average Net Assets:
Expenses ...............................            .59%*              .58%              .56%              .57%              .57%
                                              ==========         ==========        ==========        ==========        ==========
Investment income and realized gain on
investments--net .......................           3.52%*             5.56%             4.60%             4.68%             5.02%
                                              ==========         ==========        ==========        ==========        ==========
Supplemental Data:
Net assets, end of period (in thousands)      $2,103,321         $2,022,904        $3,288,573        $3,693,186        $3,540,040
                                              ==========         ==========        ==========        ==========        ==========

*     Annualized.
+     Amount is less than $.0001 per share.

      See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one days to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $12,255 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
John Ng--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #11212--9/01